Pension Plans and Postretirement Benefits	12 Months Ended
Nov. 30, 2021
Retirement Benefits [Abstract]
Pension Plans and Postretirement Benefits	Pension Plans and Postretirement Benefits
U.S. Pension Plans
Pursuant to the agreement to sell one of our former subsidiaries, WilTel Communications Group, LLC, ("WilTel") the responsibility for WilTel's defined benefit pension plan was retained by us. All benefits under this plan were frozen as of October 30, 2005. Prior to the acquisition of Jefferies Group, Jefferies Group sponsored a defined benefit pension plan covering certain employees; benefits under that plan were frozen as of December 31, 2005.
A summary of activity with respect to both plans is as follows (in thousands):

	Year Ended November 30,
	2021	2020
Change in projected benefit obligation:
Projected benefit obligation, beginning of year	$236,572	$218,874
Interest cost	4,946	6,349
Actuarial (gains) losses	(4,977)	22,475
Settlement payments	—	(2,476)
Benefits paid	(9,813)	(8,650)
Projected benefit obligation, end of year	$226,728	$236,572

Change in plan assets:
Fair value of plan assets, beginning of year	$190,220	$166,071
Actual return on plan assets	13,619	29,376
Employer contributions	7,089	8,688
Benefits paid	(9,813)	(8,650)
Settlement payments	—	(2,476)
Administrative expenses	(1,900)	(2,789)
Fair value of plan assets, end of year	$199,215	$190,220

Funded status at end of year	$(27,513)	$(46,352)
As of November 30, 2021 and 2020, $44.9 million and $57.3 million, respectively, of the net amount recognized in the Consolidated Statements of Financial Condition was reflected as a charge to Accumulated other comprehensive income (loss) (substantially all of which were cumulative losses) and $27.5 million and $46.4 million, respectively, was reflected as accrued pension cost.
The following table summarizes the components of net periodic pension cost and other amounts recognized in other comprehensive income (loss) excluding taxes (in thousands):

	Year Ended November 30,
	2021	2020	2019
Components of net periodic pension cost:
Interest cost	$4,946	$6,349	$8,070
Expected return on plan assets	(8,433)	(7,934)	(7,456)
Settlement charge	—	376	—
Actuarial losses	4,192	3,453	1,897
Net periodic pension cost	$705	$2,244	$2,511

Amounts recognized in other comprehensive income (loss):
Net (gains) losses arising during the period	$(8,264)	$3,821	$9,576
Settlement charge	—	(376)	—
Amortization of net loss	(4,192)	(3,453)	(1,897)
Total recognized in other comprehensive income (loss)	$(12,456)	$(8)	$7,679

Net amount recognized in net periodic benefit cost and other comprehensive income (loss)	$(11,751)	$2,236	$10,190
The amounts in Accumulated other comprehensive income (loss) at November 30, 2021 and 2020 have not yet been recognized as components of net periodic pension cost in the Consolidated Statements of Operations.
We do not expect to make any employer contributions during the year ended November 30, 2022.
The assumptions used are as follows:

	November 30,
	2021	2020
WilTel Plan
Discount rate used to determine benefit obligation	2.60%	2.20%
Weighted-average assumptions used to determine net pension cost:
Discount rate	2.20%	3.00%
Expected long-term return on plan assets	7.00%	7.00%

Jefferies Group Plan
Discount rate used to determine benefit obligation	2.40%	2.00%
Weighted-average assumptions used to determine net pension cost:
Discount rate	2.00%	2.90%
Expected long-term return on plan assets	5.00%	6.25%

The following pension benefit payments are expected to be paid (in thousands):

Fiscal Year:
2022	$13,461
2023	12,407
2024	13,559
2025	13,104
2026	13,820
2027 – 2031	70,236
U.S. Plan Assets
The information below on the plan assets for the WilTel plan and the Jefferies Group plan is presented separately for the plans as the investments are managed independently.
WilTel Plan Assets
The current investment objectives are designed to close the funding gap while mitigating funded status volatility through a combination of liability hedging and investment returns. As plan funded status improves, the asset allocation will move along a predetermined, de-risking glide path that reallocates capital from growth assets to liability-hedging assets in order to reduce funded status volatility and lock in funded status gains. Plan assets are split into two separate portfolios, each with different asset mixes and objectives. The portfolios are valued at their NAV as a practical expedient for fair value.
•The Growth Portfolio consists of global equities and high yield investments.
•The Liability-Driven Investing ("LDI") Portfolio consists of long duration credit bonds and a suite of long duration, Treasury-based instruments designed to provide capital-efficient interest rate exposure as well as target specific maturities. The objective of the LDI Portfolio is to seek to achieve performance similar to the WilTel plan's liability by seeking to match the interest rate sensitivity and credit sensitivity. The LDI Portfolio is managed to mitigate volatility in funded status deriving from changes in the discounted value of benefit obligations from market movements in the interest rate and credit components of the underlying discount curve.
To develop the assumption for the expected long-term rate of return on plan assets, we considered the following underlying assumptions: 2.3% current expected inflation, (0.5)% to 0.0% real rate of return for long duration risk free investments and an additional 1.5% to 2.5% return premium for corporate credit risk. For U.S. and international equity, we assume an equity risk premium over risk-free assets equal to 5.5%. We then weighted these assumptions based on invested assets and assumed that investment expenses were offset by expected returns in excess of benchmarks, which resulted in the selection of the 7.0% expected long-term rate of return assumption for 2021.
Jefferies Group Plan Assets
Jefferies Group has an agreement with an external investment manager to invest and manage the plan's assets under a strategy using a combination of two portfolios. The investment manager allocates the plan's assets between a growth portfolio and a liability-driven portfolio according to certain target allocations and tolerance bands that are agreed to by Jefferies Group's Administrative Committee of the U.S. Pension Plan. Such target allocations will take into consideration the plan's funded ratio. The manager will also monitor the strategy and, as the plan's funded ratio change over time, will rebalance the strategy, if necessary, to be within the agreed tolerance bands and target allocations. The portfolios are comprised of certain common collective investment trusts that are established and maintained by the investment manager. The common collective trusts are valued at their NAV as a practical expedient for fair value.
Other
We have defined contribution pension plans, including 401(k) plans, that cover certain employees. Amounts charged to expense related to such plans were $9.8 million, $9.5 million and $8.8 million for the years ended November 30, 2021, 2020 and 2019, respectively.